Exhibit 99.1

                   Eagle Rock Energy Partners, L.P.
             Reports Third Quarter 2006 Financial Results


    HOUSTON--(BUSINESS WIRE)--Nov. 15, 2006--Eagle Rock Energy
Partners, L.P. (Nasdaq:EROC) today reported its financial results for the third quarter ended September 30, 2006.

    The Partnership reported net income of $12.9 million for the current quarter as compared to a $0.2 million loss for the September 30, 2005 quarter and a $8.9 million loss for the June 30, 2006 quarter. Included in net income for the September 2006 and June 2006 quarters were unrealized risk management activities with a $7.9 million net gain and a $10.8 million net loss, respectively.

    "We are pleased with our third quarter results, the drilling activity around our assets, the activity level we have experienced with our well connect program, initial benefits of our organic growth programs and the further integration of our recently completed acquisitions," said Alex A. Bucher, Chairman, Chief Executive Officer and President of Eagle Rock Energy. "We continue to move ahead with progress on our organic growth programs as well as other strategic growth initiatives we are exploring."

    During the quarter, the Partnership was able to amend and restate its credit agreement with commitments of $500 million and the ability to expand the facility up to an additional $100 million by meeting certain financial conditions. As of September 30, 2006, the Partnership had outstanding debt of approximately $397 million with a cash balance of $16.9 million.

    Segment profit for the current year quarter is $50.9 million as compared to $18.6 million a quarter earlier and $1.1 million for the September 2005 quarter. The increase from the June 2006 quarter comprised of favorable change in unrealized risk management activities recorded in revenues of $29.4 million. The remaining favorable variance of $2.9 million is due to an overall net favorable commodity price environment for the September quarter, higher volume throughput and the full quarter effect of the MGS acquisition.

    "Looking ahead, we are very active in our organic and strategic growth programs with emphasis on growing our distributable cash flow and financial results," stated Bucher. "We have several initiatives that will impact our performance and cash distribution over the next several quarters. The Tyler Country pipeline extension and Red Deer processing plant start up are targeted organic growth programs with very positive contributions starting in early 2007. We continue to find opportunities in our cost structure and are active on the acquisition front. We feel we have a very strong level of stable cash flow from the mixture of our gas gathering and processing activities and contracts, downside protection from our risk management program, a healthy balance sheet and borrowing capacity within our credit agreement to facilitate future growth programs."

    Adjusted EBITDA for the current quarter was $24.2 million as compared to $63,000 for the September 2005 quarter and $21 million for the June 2006 quarter.

    The increase in Adjusted EBITDA from June reflects the impact from favorable commodity pricing environment during the September quarter, continued contribution from the Tyler County pipeline, well connect activities and the full quarter impact of the MGS acquisition.

    On November 10 and 14, the Partnership respectively declared and paid a distribution of $14.3 million to both common and subordinated unitholders of record as of September 30, 2006. The distribution was from September 30, 2006 quarter cash flow.

    The Partnership completed its initial public offering on October 24, 2006, issuing 12,500,000 common units to the public, representing approximately a 30% limited partner interest.

    "I want to thank the employees of Eagle Rock for their hard work and contribution over the past year, they are the key reason for our success. Our safety and environmental record continues to be excellent while handling the new challenges that come with growth," expressed Bucher.

    Eagle Rock Energy Partners, L.P. is a growth-oriented midstream energy partnership engaged in the business of gathering, compressing, treating, processing, transporting and selling natural gas and fractionating and transporting natural gas liquids in Texas and Louisiana. Its corporate office is located in Houston, Texas.

    This press release shall not constitute an offer to sell or the solicitation of an offer to buy these units nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities of such jurisdiction. The offering may only be made by means of a prospectus.

    This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership, which may cause the partnership's actual results to differ materially from those implied or expressed by the forward-looking statements.


                      EAGLE ROCK PIPELINE, L.P.
                     CONSOLIDATED BALANCE SHEETS
                             (Unaudited)

                                           September 30, December 31,
                                               2006          2005
                                           ------------- -------------

                                ASSETS
CURRENT ASSETS:
 Cash and cash equivalents................ $ 16,851,173  $ 19,371,706
 Accounts receivable......................   40,874,929    43,557,479
 Risk management assets...................   14,463,273    21,829,647
 Prepayments and other current assets.....      285,342     1,277,364
                                           ------------- -------------
  Total current assets....................   72,474,717    86,036,196

PROPERTY, PLANT AND EQUIPMENT -- Net......  534,367,165   441,587,868
INTANGIBLE ASSETS -- Net..................  135,722,016   115,000,292
RISK MANAGEMENT ASSETS....................   15,519,197    44,023,139
OTHER ASSETS..............................   10,725,344    14,011,567
                                           ------------- -------------
TOTAL..................................... $768,808,439  $700,659,062
                                           ============= =============

                   LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable......................... $ 32,811,115  $ 43,401,308
 Distributions payable-affiliate..........           --     5,000,000
 Accrued liabilities......................    9,073,206     2,324,812
 Risk management liabilities..............           --     2,259,819
 Current maturities of long-term debt.....      750,000     3,866,038
                                           ------------- -------------
  Total current liabilities...............   42,634,321    56,851,977

LONG-TERM DEBT............................  396,231,073   404,600,000
ASSET RETIREMENT OBLIGATIONS..............    1,072,869       678,802
DEFERRED TAX LIABILITY....................      743,552            --
RISK MANAGEMENT LIABILITIES...............   15,514,260    30,432,547
COMMITMENTS AND CONTINGENCIES MEMBERS'
 EQUITY (DEFICIT):
 Common Unit Holders......................  117,642,558   208,013,148
 Subordinated Unitholders.................  195,118,338            --
 General Partner..........................     (148,532)       82,588
                                           ------------- -------------
  Total members' equity...................  312,612,364   208,095,736
                                           ------------- -------------
TOTAL..................................... $768,808,439  $700,659,062
                                           ============= =============


                      EAGLE ROCK PIPELINE, L.P.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)

                           Three Months            Nine Months
                       Ended September 30,      Ended September 30,
                     -------------------------------------------------
                         2006        2005        2006         2005
                     -------------------------------------------------

REVENUE:
 Natural gas liquids
  sales............. $ 69,784,452 $4,125,679 $181,623,308 $11,907,421
 Natural gas sales..   47,564,174  1,481,010  146,750,210   3,148,916
 Condensate.........   15,559,026      6,295   44,627,830     176,691
 Gathering,
  compression, and
  processing fees...    4,549,002    556,299   10,495,159   1,025,563
 (Loss) gain on risk
  management
  instruments.......   14,031,071         --  (21,209,255)         --
 Other..............      108,657   (204,681)     435,569          --
                     -------------------------------------------------
  Total revenue.....  151,596,382  5,964,602  362,722,821  16,258,591

COSTS AND EXPENSES:
 Cost of natural gas
  and natural gas
  liquids...........  100,723,002  4,896,323  288,880,970  13,741,636
 Operations and
  maintenance.......    9,093,820    530,401   23,891,615     869,953
 General and
  administrative....    3,097,328    475,136    9,108,076   1,401,254
 Depreciation and
  amortization......   11,243,890    258,380   31,458,507     778,123
                     -------------------------------------------------
  Total costs and
   expenses.........  124,158,040  6,160,240  353,339,168  16,790,966

OPERATING (LOSS)
 INCOME                27,438,342   (195,638)   9,383,653    (532,375)
OTHER INCOME
 (EXPENSE):
 Interest and other
  income............      216,974     15,049      739,971      63,375
 Interest and other
  expense...........  (14,547,286)        --  (20,993,513)         --
                     -------------------------------------------------
  Total other
   (expense) income.  (14,330,312)    15,049  (20,253,542)     63,375

INCOME (LOSS) BEFORE
 INCOME TAXES.......   13,108,030   (180,589) (10,869,889)   (469,000)
INCOME TAX PROVISION      236,319         --      744,174          --
                     -------------------------------------------------
NET INCOME (LOSS)... $ 12,871,711 $ (180,589)$(11,614,063)$  (469,000)
                     =================================================


                      Eagle Rock Pipeline, L.P.
                        Results of Operations

                                                    Nine Months Ended
($ in thousands)          Three Months Ended           September 30
                    ------------------------------- ------------------
                                             Sept
                     Sept 2006   June 2006    2005    2006     2005
                    ----------- ----------- ------- --------- --------

Sales of natural
 gas, NGLs and
 condensate           $132,907    $123,250  $5,958  $373,001  $15,233

Gathering and
 treating services       4,549       4,192       6   $10,495   $1,026

Risk management
 instrument -
 realized
 transactions             (449)       (240)      0       122        0

Risk management
 instrument -
 unrealized             14,480     (14,931)      0   (21,331)       0

Other
 revenues                  109         147       0       436        0
                    ----------- ----------- ------- --------- --------

 Total operating
  revenues             151,596     112,418   5,964   362,723   16,259
                    ----------- ----------- ------- --------- --------

Purchase of natural
 gas and NGLs          100,723      93,806   4,896   288,881   13,742

                    ----------- ----------- ------- --------- --------
 Segment Profit         50,873      18,612   1,068    73,842    2,517
                    ----------- ----------- ------- --------- --------

Operation and
 maintenance expense     9,094       9,014     530    23,892      870

General and
 administrative
 expense                 3,097       3,550     475     9,108    1,401

Depreciation and
 amortization
 expense                11,244      11,001     258    31,459      778

Interest - net
 including realized
 risk management
 instrument              7,730       7,534     (15)   22,892      (63)

Unrealized risk
 management interest
 related instrument      6,600      (4,106)      0    (2,639)       0

Income tax provision       236         508       0       744        0

                    ----------- ----------- ------- --------- --------
 Net Income            $12,872     ($8,889)  ($180) ($11,614)   ($469)
                    =========== =========== ======= ========= ========

                    ----------- ----------- ------- --------- --------
 Adjusted EBITDA       $24,202     $20,979     $63   $62,173     $246
                    ----------- ----------- ------- --------- --------




                      2006 quarter ending
                     September     June
                    ----------- -----------
Operational
 Information

 Gathering volumes-
  mmcf/d-average       236,164     229,435

 NGL total equity
  gallons for the
  quarter           18,822,228  18,493,321

 Condensate total
  equity barrels for
  the quarter          226,644     232,699

 Natural gas short
  position-mmcf/d-
  average               (4,026)     (6,222)

 Key Index prices-   Sept. 30     Jun. 30
  average for
  quarter
                    ----------- -----------
            Oil         $70.62      $70.67
            NGL-
             average
             pricing
             - gal.      $1.10       $1.00
            Natural
             Gas         $6.58       $6.79

                        For 2006, as of
 Key Balance Sheet
  items              Sept. 30     Jun. 30
                    ----------- -----------
($ in       Cash and
 thousands)  cash
             equiv-
             alent     $16,851      $7,103
            Net
             working
             capital   $29,841     $16,778
            Total
             Debt     $396,981    $398,220
            Total
             Members
             Equity   $312,612    $301,447




                       Eagle Rock Pipeline,L.P.


GAAP to Non GAAP Reconciliations

Segment Profit reconciliation to Net Income (Loss)
We define Segment profit as operating revenues minus the cost of natural gas and natural gas liquids and other cost of sales.
 Operating revenues include both realized and unrealized risk management activities.

The following table reconciles Segment Profit to
 Net Income (loss):
                                                    Nine Months Ended
                          Three Months Ended           September 30
                    ------------------------------- ------------------
                                             Sept
                     Sept 2006   June 2006    2005    2006     2005
                    ----------- ----------- ------- --------- --------
Segment Profit         $50,873     $18,612  $1,068   $73,842   $2,517
Less
Operation and
 maintenance expense     9,094       9,014     530    23,892      870
General and
 administrative
 expense                 3,097       3,550     475     9,108    1,401
Depreciation and
 amortization
 expense                11,244      11,001     258    31,459      778
Interest - net
 including realized
 risk management
 instrument              7,730       7,534     (15)   22,892      (63)
Unrealized risk
 management interest
 related instrument      6,600      (4,106)      0    (2,639)       0
Income tax
 provision                 236         508       0       744        0
                    ----------- ----------- ------- --------- --------
 Net income (loss)
  as reported          $12,872     ($8,889)  ($180) ($11,614)   ($469)


Adjusted EBITDA Reconciliation to Net Income (Loss)
We define Adjusted EBITDA as net income (loss) plus income tax, interest-net, unrealized interest risk management activities, depreciation and amortization expense less non realized revenues risk management loss (gain) activities.

                                                    Nine Months Ended
                          Three Months Ended           September 30
                    ------------------------------- ------------------
                                            Sept.
                    Sept. 2006   June 2006    2005    2006     2005
                    ----------- ----------- ------- --------- --------
Adjusted EBITDA        $24,202     $20,979     $63   $62,173     $246
Less
Income tax provision       236         508       0       744        0
Interest - net
 including realized
 risk management
 instrument              7,730       7,534     (15)   22,892      (63)
Unrealized risk
 management interest
 related instrument      6,600      (4,106)      0    (2,639)       0
Depreciation and
 amortization
 expense                11,244      11,001     258    31,459      778
Plus
Risk management
 instrument -
 unrealized             14,480     (14,931)      0   (21,331)       0
                    ----------- ----------- ------- --------- --------
 Net income (loss)
  as reported          $12,872     ($8,889)  ($180) ($11,614)   ($469)


    CONTACT: Eagle Rock Energy Partners, L.P.
             Alfredo Garcia, Investor Relations, 832-327-8003 or
             Richard FitzGerald, Investor Relations, 832-327-2058